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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

WHEREAS, Lucent Technologies Inc., a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a registration statement or registration statements (on Form S-3, Form S-4, Form S-8 or any other appropriate form) with respect to the issuance of common shares, par value $.01 per share, of the Company (including the related Preferred Share Purchase Rights), in connection with the acquisition by the Company of Telica, Inc. and

WHEREAS, the undersigned is a director and/or officer of the Company, as indicated opposite his or her signature:

NOW, THEREFORE, the undersigned hereby constitutes and appoints Frank A. D'Amelio, John A. Kritzmacher and Richard J. Rawson and each of them, as attorneys for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a director and/or officer of the Company, to execute and file any such registration statement with respect to the above-described common shares and thereafter to execute and file any amended registration statement or statements with respect thereto or amendments or supplements to any of the foregoing (including any post-effective amendments or supplements), hereby giving and granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this June 23, 2004.

               (SIGNATURE)                                              (TITLE)
/s/ Patricia F. Russo                                    Chairman and Chief Executive Officer
------------------------------------------            (principal executive officer) and Director
            Patricia F. Russo

/s/ Frank A. D'Amelio                                Executive Vice President and Chief Financial
------------------------------------------               Officer (principal financial officer)
            Frank A. D'Amelio

/s/ John A. Kritzmacher                                   Senior Vice President and Corporate
------------------------------------------             Controller (principal accounting officer)
           John A. Kritzmacher

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
/s/ Robert E. Denham                                                   Director
------------------------------------------
            Robert E. Denham

/s/ Daniel S. Goldin                                                   Director
------------------------------------------
            Daniel S. Goldin

/s/ Edward E. Hagenlocker                                              Director
------------------------------------------
            Edward E. Hagenlocker

/s/ Carla A. Hills                                                     Director
------------------------------------------
            Carla A. Hills

/s/ Karl J. Krapek                                                     Director
------------------------------------------
            Karl J. Krapek

/s/ Richard C. Levin                                                   Director
------------------------------------------
            Richard C. Levin

/s/ Henry B. Schacht                                                   Director
------------------------------------------
            Henry B. Schacht

/s/ Franklin A. Thomas                                                 Director
------------------------------------------
            Franklin A. Thomas

/s/ Ronald A. Williams                                                 Director
------------------------------------------
           Ronald A. Williams

/s/ John A. Young                                                      Director
------------------------------------------
            John A. Young